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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 7, 2002


                               NOBLE ENERGY, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

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
            DELAWARE                      0-7062             73-0785597
-------------------------------         -----------       -------------------
(State or other jurisdiction of         Commission         (I.R.S. Employer
 incorporation or organization)         File Number       Identification No.)


      350 GLENBOROUGH, SUITE 100
            HOUSTON, TEXAS                                      77067
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)
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       Registrant's telephone number, including area code: (281) 872-3100


                             Noble Affiliates, Inc.
--------------------------------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE.

         On August 7, 2002, each of the Principal Executive Officer, Charles D. Davidson, and Principal Financial Officer, James L. McElvany, of Noble Energy, Inc., a Delaware corporation (the "Company"), delivered his sworn statement to the Securities and Exchange Commission as required by SEC Order 4-460 (dated June 27, 2002).

         A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NOBLE ENERGY, INC.



Date: August 7, 2002                  By:  /s/ Albert D. Hoppe
                                         ---------------------------------------
                                         Albert D. Hoppe
                                         Senior Vice President, General
                                         Counsel and Secretary


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                                INDEX TO EXHIBITS

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
EXHIBIT
NUMBER            DESCRIPTION
------            -----------
 99.1             Statement Under Oath of Charles D. Davidson, Principal
                  Executive Officer of Noble Energy, Inc., Regarding Facts and
                  Circumstances Relating to Exchange Act Filings, dated August
                  6, 2002.

 99.2 Statement Under Oath of James L. McElvany, Principal Financial Officer of Noble Energy, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 6, 2002.
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